Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2021	Jun. 30, 2020	Dec. 31, 2020	Dec. 31, 2019
Net Loss	$ (370,431)	$ (87,069)	$ (214,449)	$ (94,077)
Available-for sale investments
Net unrealized gain (loss)	0	289	(125)	125
Net Change	0	289	(125)	125
Other Comprehensive Income (loss)	0	289	(125)	125
Comprehensive Loss	$ (370,431)	$ (86,780)	$ (214,574)	$ (93,952)